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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 10, 2001


                          BIOSHIELD TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         GEORGIA                          0-24913               58-2181628
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



4405 International Blvd.
NORCROSS, GEORGIA                                                       30082
----------------------------------------                             -----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:               (770) 925-4302


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Item 4.  Changes in Registrant's Certifying Accountant

On January 10, 2001, the Registrant received a letter of resignation from the Registrant's independent accountants, Grant Thornton, LLP, dated January 9, 2001. The Company is interviewing a replacement firm and intends to select new independent accountants shortly.

The reports of Grant Thornton, LLP on the consolidated financial statements of the Registrant for the fiscal years ended June 30, 2000 and 1999 did not contain any adverse opinion or disclaimer or opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period covered by their reports.

On November 14, 2000, Grant Thornton, LLP provided management with a draft report in accordance with Statement of Auditing Standards No. 61. This report discussed observations made during Grant Thornton, LLP's audit of the Registrant's fiscal year ended June 30, 2000. The draft report identified a "reportable condition" as defined by the American Institute of Certified Public Accountants related to lapses in internal control resulting from significant turnover of accounting personnel during the fiscal year and the corresponding effect this turnover had on the system of internal controls. Discussions related to these lapses in internal control had previously taken place between

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Grant Thornton, LLP and the audit committee of the Registrant on August 23,
2000. In mid December of 2000, management received a final report letter dated November 14, 2000 identifying the same reportable condition noted in the draft.

The Registrant has furnished Grant Thornton, LLP with a copy of this report and requested that Grant Thornton, LLP provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed as an exhibit to an amendment to this report.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) Exhibits:    Letter to the Securities and Exchange Commission from
                      Grant Thornton LLP*


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*  To be filed by amendment.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BIOSHIELD TECHNOLOGIES, INC.
                                  (Registrant)


                                   /s/ Timothy C. Moses
                                  --------------------------------------------
Date: January 18, 2001


                                  TIMOTHY C. MOSES
                                  President and Chief Executive Officer